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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement of Tweeter Home Entertainment Group, Inc. on Amendment No. 3 to Form S-1 of our report dated March 7, 1997 on the financial statements of HiFi Buys Incorporated for the years ended December 31, 1996, 1995 and 1994, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.


/s/DELOITTE & TOUCHE LLP

Atlanta, Georgia

July 7, 1998